Welcome to the 2009 Annual Meeting

Safety & Soundness Performance Dividend Strategy Stock Performance Executive Compensation Questions and Answers Shareholder Assembly Agenda

Safety & Soundness

Excellent Liquidity: (Loans / Deposits) A lower ratio means more liquidity

Deposits Fund Nearly 90% of Assets (Deposits / Total Assets) Deposit funding is typically more stable than alternatives

Very Low Net Charge-offs (Net Charge-offs / Average Loans)

Very Strong Ratio of Reserves to Net Charge-offs Far better reserve coverage of net charge-offs than peers due to high reserves and low net charge-offs

Loan Portfolio Focused on Lower Risk Categories (1-4 Family Mortgage / Total Loans)

Sub-Prime Loans TrustCo Investment = $ 0.00

Government Funds Accepted:

Performance

Return on Average Assets
TrustCo vs. Peers - 2008
Profitability Remains Above Peers

Return on Average Equity TrustCo vs. Peers - 2008 Profitability Remains Above Peers

FDIC Insurance Premium
*Estimate, including currently proposed special assessment of 0.20% on deposits

Total Loans Loans are up 72% since 2004

Total Deposits
Deposits are up 24% since 2004

Much Better Than Peers

Continuing to Expand Number of Offices

Net Change in Number of Offices *Estimate, subject to change

Dividend Strategy

Dividend Strategy Long Term Approach Capital Needed to Support Growth  Regulator Focus on Increased Capital Excess Capital Should Be Returned To Shareholders

Total Net Income and Dividends Paid 2003 – 2008 Net Income = $287.5 million Dividends Paid = $267.8 Million Cumulative Payout = 93.1%

Dividend Payout Ratio

TrustCo vs. Peers 2008 Dividend Payout Ratio

Dividend Yield TrustCo vs. Peers (as of  5/11/2009) [using $0.0625/Qtr]

Stock Performance

Total Return on TrustCo Shares vs. Peers: December 31, 2007 through March 31, 2009

Total Return on TrustCo Shares vs. Peers: December 31, 2005 through March 31, 2009

Total Return on TrustCo Shares vs. Peers: December 31, 2003 through March 31, 2009

15 Year Total Return Performance

Executive Compensation

CEO Cash Compensation vs. Stock Price

Total CEO Compensation - 2008

Honors Received US Banker – Top 200 Mid-Tier Banks Top 10 for the last four years SNL Financial – Top 100 Thrifts Top 20 last six years Bank Director – Top 150 Performers Top 25 last two years Audit Integrity, Inc. – 2009 Audit Integrity Top 100

Questions and Answers 2009 Annual Meeting

Thank You for Attending 2009 Annual Meeting

Welcome to the

TRUSTCO Bank Corp NY

2009 Annual Meeting

TRUSTCO
Bank Corp NY

Shareholder Assembly Agenda

- Safety & Soundness
- Performance
- Dividend Strategy
- Stock Performance
- Executive Compensation
- Questions and Answers

TRUSTCO Bank Corp NY

Safety & Soundness

Excellent Liquidity:

(Loans / Deposits)



100.0%
90.0%
80.0%
70.0%
60.0%
69.0%
99.3%
99.5%
TrustCo
$2 - $10 Billion Peer Group
SNL Bank & Thrifts

A lower ratio means more liquidity

Deposits Fund Nearly 90% of Assets


(Deposits / Total Assets)
100.0%
90.0%
80.0%
70.0%
60.0%
89.4%
72.6%
72.9%
TrustCo
$2 - $10 Billion Peer Group
SNL Bank & Thrifts

Deposit funding is typically more stable than alternatives

TRUSTCO Bank Corp NY

Very Low Net Charge-offs

(Net Charge-offs / Average Loans)



1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.13%
0.51%
1.62%
TrustCo
$2 - $10 Billion Peer Group
SNL Bank & Thrifts

TRUSTCO Bank Corp NY

Very Strong Ratio of Reserves to Net Charge-offs



1400%
1200%
1000%
800%
600%
400%
200%
0%
1285%
286%
155%
TrustCo
$2 - $10 Billion Peer Group
SNL Bank & Thrifts

Far better reserve coverage of net charge-offs than peers due to high reserves and low net charge-offs

TRUSTCO Bank Corp NY

Loan Portfolio Focused on Lower Risk Categories

(1-4 Family Mortgage / Total Loans)



80.0%
60.0%
40.0%
20.0%
0.0%
73.8%
19.7%
21.6%
TrustCo
$2 - $10 Billion Peer Group
SNL Bank & Thrifts

TRUSTCO
Bank Corp NY

Sub-Prime Loans

- TrustCo Investment = $ 0.00

TRUSTCO
Bank Corp NY

Government Funds Accepted:

$0

TRUSTCO
Bank Corp NY


1.50%
1.00%
0.50%
0.00%
-0.50%
1.00%
0.52%
-0.24%
TrustCo
$2 - $10 Billion Peer Group
SNL Bank & Thrifts

TRUSTCO Bank Corp NY

Return on Average Equity
TrustCo vs. Peers - 2008


16.00%
12.00%
8.00%
4.00%
0.00%
-4.00%
14.66%
5.87%
-2.83%
TrustCo
$2 - $10 Billion Peer Group
SNL Bank & Thrifts

Profitability Remains Above Peers

TRUSTCO
Bank Corp NY


FDIC Deposit Insurance Premium ($ - millions)
12.0
10.0
8.0
6.0
4.0
2.0
-
$0.4
$0.3
$0.3
$0.3
$0.5
$10.4
2004
2005
2006
2007
2008
2009*

TRUSTCO Bank Corp NY

Total Loans



Loans are up 72% since 2004
Net Loans ($ - billions)
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$1.177
$1.337
$1.611
$1.852
$2.024
2004
2005
2006
2007
2008

TRUSTCO Bank Corp NY


Total Deposits ($ - billions)
$3.25
$3.00
$2.75
$2.50
$2.25
$2.474
$2.506
$2.628
$2.946
$3.065
2004
2005
2006
2007
2008

TRUSTCO Bank Corp NY

Non-performing Assets To Total Assets

Much Better Than Peers



2.50%
2.00%
1.50%
1.00%
0.50%
1.02%
1.52%
1.56%
TrustCo
$2 - $10 Billion Peer Group
SNL Bank & Thrifts

Continuing to Expand
Number of Offices



140
120
100
80
60
74
83
91
107
124
2004
2005
2006
2007
2008

TRUSTCO Bank Corp NY

Net Change in Number of Offices



20
15
10
5
0
9
8
16
17
8
2005
2006
2007
2008
2009*

*Estimate, subject to change

TRUSTCO
Bank Corp NY

Dividend Strategy

TRUSTCO Bank Corp NY

Dividend Strategy

- Long Term Approach
- Capital Needed to Support Growth
- Regulator Focus on Increased Capital
- Excess Capital Should Be Returned To Shareholders

TRUSTCO
Bank Corp NY

Total Net Income and Dividends Paid

2003 – 2008

Net Income = $287.5 million

Dividends Paid = $267.8 Million

Cumulative Payout = 93.1%

TRUSTCO Bank Corp NY

Dividend Payout Ratio



140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
80.0%
78.2%
106.7%
120.8%
97.8%
2004
2005
2006
2007
2008

TRUSTCO
Bank Corp NY

TrustCo vs. Peers
2008 Dividend Payout Ratio


120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
97.8%
57.9%
56.5%
TrustCo
$2 - $10 Billion Peer Group
SNL Bank & Thrifts

Dividend Yield
TrustCo vs. Peers

(as of 5/11/2009) [using $0.0625/Qtr]


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.15%
2.37%
1.22%
TrustCo
$2 - $10 Bil. Peers
SNL B&T

TRUSTCO Bank Corp NY

Stock Performance

TRUSTCO Bank Corp NY

Total Return on TrustCo Shares vs. Peers:

December 31, 2007 through March 31, 2009


20.0%
0.0%
-20.0%
-40.0%
-60.0%
-80.0%
-35.0%
-39.8%
-62.3%
TrustCo
$2-10 Bil. Peers
SNL B&T

TRUSTCO Bank Corp NY

Total Return on TrustCo Shares vs. Peers:

December 31, 2005 through March 31, 2009


0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
-41.6%
-47.7%
-66.4%
TrustCo
$2-10 Bil. Peers
SNL B&T

TRUSTCO Bank Corp NY

Total Return on TrustCo Shares vs. Peers:

December 31, 2003 through March 31, 2009



0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
-39.5%
-43.6%
-61.8%
TrustCo
$2-10 Bil. Peers
SNL B&T

TRUSTCO Bank Corp NY

15 Year Total Return Performance



Total Return Performance
800
700
600
500
400
300
200
100
0
Index Value
TrustCo Bank Corp NY
Russell 2000
SNL Bank and Thrift
462.75
299.40
235.95
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

TRUSTCO Bank Corp NY

Executive Compensation

TRUSTCO
Bank Corp NY

CEO Cash Compensation vs. Stock Price



$15.00
$13.00
$11.00
$9.00
$7.00
TRST Stock Price ($)
$1,100,000
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
CEO Cash Compensation ($)
2004
2005
2006
2007
2008
Year-end Stock Price
CEO Salary & Bonus

TRUSTCO Bank Corp NY

Total CEO Compensation - 2008



CEO Cash Compensation
$2,000,000
$1,600,000
$1,200,000
$800,000
$978,929
$981,802
$1,044,751
$1,920,039
$1,679,129
TrustCo
Arrow
Berkshire
1st Niagara
NBT

TRUSTCO Bank Corp NY

Honors Received

US Banker – Top 200 Mid-Tier Banks

Top 10 for the last four years

SNL Financial – Top 100 Thrifts

Top 20 last six years

Bank Director – Top 150 Performers

Top 25 last two years

Audit Integrity, Inc. – 2009 Audit Integrity Top 100

TRUSTCO
Bank Corp NY

Questions and Answers

2009 Annual Meeting

TRUSTCO Bank Corp NY

Thank You for Attending

2009 Annual Meeting